UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2019

Rowan Companies plc
(Exact name of registrant as specified in its charter)

England and Wales	1-5491	98-1023315
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5450, Houston, Texas 77056
(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code: (713) 621-7800

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                               Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Rowan Companies plc, a public limited company incorporated under the laws of England and Wales ( “Rowan”), is filing this Current Report on Form 8-K to provide an update regarding the transaction to effect a “merger-of-equals” (the “Transaction”) with Ensco plc, a public limited company incorporated under the laws of England and Wales (“Ensco”). On April 9, 2019, the scheme of arrangement, pursuant to which the Transaction will be effected, received full sanction by the High Court of Justice of England and Wales. Subject to receipt of customary closing deliverables, the scheme of arrangement will become effective upon delivery of the High Court’s order which sanctioned the scheme of arrangement to the Registrar of Companies in England and Wales, which delivery Rowan expects to occur on April 11, 2019, and upon which (i) the Transaction will have closed and (ii) Rowan’s shares will cease trading on the New York Stock Exchange and, pursuant to the terms of the Transaction Agreement, dated October 7, 2018, between Rowan and Ensco, as amended, the shares of the combined company will trade under the ticker symbol “ESV”.

Statements contained in this Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements involving future events with respect to the Transaction. Such statements are subject to numerous risks, uncertainties and assumptions, including with applicable laws. In addition, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, which is available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.rowan.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements, except as required by law.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2019	ROWAN COMPANIES PLC

	By:	/s/ Mark F. Mai
Mark F. Mai
Executive Vice President, General Counsel &
Secretary